UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):  December 18, 2008

China Timber Work Enterprise Inc.
(Exact name of small business issuer as specified in its charter)

Delaware	000-53419	75-3269180
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 405, 4/F., Wing Ming Industrial Centre, 15 Cheung Yue Street,
Cheung Sha Wan, Kowloon, Hong Kong
(Address of principal executive offices)

(852) 61218865
(Registrant telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i
On December 18, 2008, the Board of Directors (the “Board”) of China Timber Work Enterprise Inc. (the “Company”) dismissed Berman & Company, P.A. (“Berman & Co.”) as its independent registered public accounting firm.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
Berman & Co.’s reports on our financial statements for the period from July 28, 2008 (Inception) to July 31, 2008 and during the subsequent interim period through December 18, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principals.

iv
During the period from July 28, 2008 (Inception) to July 31, 2008 and the subsequent interim period through December 18, 2008, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Berman & Co’s opinion to the subject matter of the disagreement.

v
During the period from July 28, 2008 (Inception) to July 31, 2008 and the subsequent interim period through December 18, 2008, there had been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

vi
The Company provided Berman & Co. with a copy of this Current Report on Form 8-K and requested that Berman & Co. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company has received the requested letter from Berman & Co., and a copy of such letter is filed as Exhibit 16.1 to this Current Report From 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On December 18, 2008, the Board appointed Parker Randall CF (H.K.) CPA Limited (“Parker Randall”) as the Company’s new independent registered public accounting firm. The decision to engage Parker Randall was approved by the Company’s Board of Directors on December 18, 2008.

ii
During the period from July 28, 2008 (Inception) to July 31, 2008 and the subsequent interim period through December 18, 2008, the Company did not consult with Parker Randall regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
16.1	Letter of Berman & Company, P.A., dated December 18, 2008, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Timber Work Enterprise Inc.

Date: December 18, 2008	By:	/s/ Wong Wa Kei Anthony
Name Wong Wa Kei Anthony
Title President and Director